                                                                  EXHIBIT 10.26


                   OPTION TO PURCHASE SHARES OF COMMON STOCK

                  THIS AGREEMENT is dated as of April 17, 1997, and is made by and between DAISYTEK INTERNATIONAL CORPORATION, a Delaware corporation (hereinafter referred to as "COMPANY") and TIMOTHY MURRAY (hereinafter referred to as "DIRECTOR"):

BACKGROUND

                  1. The Company has issued to the Director that certain Option to Purchase Shares of Common Stock (the "Old Option") dated August 2, 1996 under the terms of the Company's Non-Employee Director Stock Option and Retainer Plan (the "Plan").

                  2. The Board has determined that it is in the best interest of the Company to issue this special one-time option to purchase shares of the Company's Common Stock and, in connection therewith, the Company and the Director have agreed to cancel the Old Option.

                  3. By acceptance of this Option, the Company and the Director agree that the Old Option is hereby canceled and terminated as of the date hereof.

                  4. This Option is granted as a separate, independent, one-time grant and has not been issued, and shall not be deemed to have been issued, under any "plan" (as such term is used in Rule 16b-3(c)(2)(i) of the Exchange Act) of the Company (including the Plan or any other stock option plan); provided, however, that the shares to be issued upon the exercise of this Option may be registered under the Securities Act on Form S-8 pursuant to Instruction A.1(a) therein, and solely for such purpose, this Option shall be deemed an "employee benefit plan" as defined therein.

I. DEFINITIONS

                  Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

                  "BOARD" shall mean the Board of Directors of the Company.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  "COMPANY" shall mean Daisytek International Corporation, a Delaware corporation. In addition, "Company" shall mean any corporation assuming, or issuing a new option in substitution for, the Option in a transaction to which Section 424(a) of the Code applies.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  "OPTION" shall mean the stock option to purchase Common Stock of the Company granted under this Agreement.

                  "SECRETARY" shall mean the Secretary of the Company.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "TERMINATION" shall mean the time when the Director no longer serves as a member of the Board, including without limitation, a termination by resignation, discharge, death or retirement.

II. GRANT OF OPTION

                  2.1 GRANT OF OPTION. For good and valuable consideration, on the date hereof the Company irrevocably grants to the Director the option to purchase any part or all of ONE THOUSAND (1,000) shares of the Company's Common Stock, $.01 par value (the "COMMON STOCK"), subject to and upon the terms and conditions set forth in this Agreement.

                  2.2 PURCHASE PRICE. The purchase price of the shares of Common Stock covered by the Option shall be Twenty Five Dollars and No Cents ($25.00) per share without commission or other charge.

                  2.3 ADJUSTMENTS IN OPTION. In the event that the outstanding shares of Common Stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split up, stock dividend or combination of shares, the Board shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share. Any such adjustment made by the Board shall be final and binding upon the Director, the Company and all other interested persons.

III. PERIOD OF EXERCISABILITY

                  3.1 COMMENCEMENT OF EXERCISABILITY.

                  (a) The Option shall become exercisable in three (3) cumulative installments as follows:

                           (i) The first installment shall consist of fifteen percent (15%) of the shares covered by the Option and shall become exercisable on the first anniversary of the date the Option is granted.

                           (ii) The second installment shall consist of fifty percent (50%) of the shares covered by the Option and shall become exercisable on the second anniversary of the date the Option is granted.

                           (iii) The third installment shall consist of one-hundred percent (100%) of the shares covered by the Option and shall become exercisable on the third anniversary of the date the Option is granted.

                  (b) Upon the Termination of the Director, such portion of this Option which was not then vested and become exercisable shall automatically become fully vested and exercisable, provided, however, that such Termination shall be not less than one year from the date hereof.

                  3.2 DURATION OF EXERCISABILITY. The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

                  3.3 EXPIRATION OF OPTION. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

                  (i) The expiration of ten (10) years from the date the Option was granted; or

                  (ii) Except if the Director is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Director's Termination for any reason unless the Director dies within said three-month period; or

                  (iii) If the Director is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Director's Termination by reason of his disability unless the Director dies within said one-year period; or

                  (iv) The expiration of one year from the date of the Director's death.

IV. EXERCISE OF OPTION

                  4.1 PERSON ELIGIBLE TO EXERCISE. During the lifetime of the Director, only he may exercise the Option, or any portion thereof; provided, however, that unless otherwise prohibited by applicable law, the Director may transfer all, or any portion of, this Option to his spouse or immediate family member or any trust for the benefit thereof. After the death of the Director, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his personal representative or by any person empowered to do so under the Director's will or under the then applicable laws of descent and distribution.

                  4.2 PARTIAL EXERCISE. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than one-hundred (100) shares (or the minimum installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

                  4.3 MANNER OF EXERCISE. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following (except as otherwise waived by such officer) prior to the time when the Option or such portion becomes unexercisable under
Section 3.3:

                  (a) Notice in writing signed by the Director or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Board; and

                  (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is exercised; or

                      (ii) With the consent of the Board, shares of the Company's Common Stock owned by the Director duly endorsed for transfer to the Company with a fair market value (as determined by the Board) on the date of Option exercise equal to the aggregate purchase price of the shares with respect to which such Option or portion is exercised; or

                     (iii) With the consent of the Board, any combination of the consideration provided in the foregoing subparagraphs (i) and (ii); and

                  (c) A bona fide written representation and agreement, in a form satisfactory to the Board, signed by the Director or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Director or other person then entitled to exercise such Option or portion will indemnify the Company against, and hold it free and harmless from, any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Board may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Board may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired upon exercise of an Option does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this

Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

                  (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; provided, however, with the consent of the Board, shares of the Company's Common Stock owned by the Director duly endorsed for transfer may be used to make all or part of such payment (which shares be valued at their fair market value on the date of Option exercise as shall be determined by the Board); and

                  (e) In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Director, appropriate proof of the right of such person or persons to exercise the Option.

                  4.4 CERTAIN TIMING REQUIREMENTS. Shares of the Company's Common Stock issuable to the Director upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences only (i) with the consent of the Board and (ii) during such periods of time as employees of the Company are permitted to buy or sell shares of Common Stock.

                  4.5 CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions (except as otherwise waived by the Board):

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

                  (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Board shall, in its absolute discretion, deem necessary or advisable; and

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable; and

                  (d) The payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

                  (e) The lapse of such reasonable period of time following the exercise of the Option as the Board may from time to time establish for reasons of administrative convenience.

                  4.6 RIGHTS AS A SHAREHOLDER. The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

V. OTHER PROVISIONS

                  5.1 ADMINISTRATION. The Board (with the Director abstaining) shall have the power to interpret this Agreement and to adopt such rules for the administration, interpretation and application hereof as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon the Director, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Option.

                  5.2 OPTION NOT TRANSFERABLE. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Director or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment of any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution, or as otherwise expressly permitted herein.

                  5.3 SHARES TO BE RESERVED. The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

                  5.4 NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Director shall be addressed to him or her at the address given beneath his or her signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to such party. Any notice which is required to be given to the Director shall, if the Director is then deceased, be given to the Director's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given upon receipt and shall be delivered by hand, reputable overnight courier or deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

                  5.5 TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

                  In Witness Whereof, the Company and the undersigned Director have executed and delivered this Option as of the day and year above written.


                                       ---------------------------------------
                                       (director)

                                       Daisytek International Corporation


                                       ---------------------------------------
                                       Name:
                                       Title: